SUPPLEMENT TO THE FIDELITY CONVERTIBLE SECURITIES FUND
JANUARY 28, 1998 PROSPECTUS
   The following information replaces similar information found in the "Performance" section beginning on page 7.

   AVERAGE ANNUAL TOTAL RETURNS
   FISCAL PERIODS ENDED                             PAST 1   PAST 5   PAST 10
   NOVEMBER 30, 1997                                YEAR     YEARS    YEARS

   CONVERTIBLE SECURITIES                           14.84%   13.40%   16.26%

   MERRILL LYNCH CONVERTIBLE SECURITIES INDEX       16.79%   13.96%   N/A

   MERRILL LYNCH ALL CONVERTIBLE SECURITIES INDEX   17.71%   14.42%   N/A

   LIPPER CONVERTIBLE                               16.37%   12.62%   13.30%
   SECURITIES FUNDS AVERAGE

   CUMULATIVE TOTAL RETURNS
   FISCAL PERIODS ENDED                             PAST 1   PAST 5   PAST 10
   NOVEMBER 30, 1997                                YEAR     YEARS    YEARS

   CONVERTIBLE SECURITIES                           14.84%   87.55%   351.30%

   MERRILL LYNCH CONVERTIBLE SECURITIES INDEX       16.79%   92.19%   N/A

   MERRILL LYNCH ALL CONVERTIBLE SECURITIES INDEX   17.71%   96.16%   N/A

   LIPPER CONVERTIBLE                               16.37%   82.19%   253.89%
   SECURITIES FUNDS AVERAGE

   The following information supplements information found under the heading "Explanation of Terms" in the "Performance" section beginning on page 7.

   YEAR-BY-YEAR TOTAL RETURNS
   CALENDAR YEARS                   1988   1989   1990   1991   1992   1993   1994   1995   1996
   CONVERTIBLE SECURITIES           15.89% 26.28% -2.89% 38.74% 22.02% 17.79% -1.76% 19.38% 15.05%
   MERRILL LYNCH CONV. SEC. INDEX   12.81% 12.46% -6.99% 31.96% 22.41% 18.91% -7.08% 24.75% 14.30%
   MERRILL LYNCH ALL CONV.
   SEC. INDEX                       12.80% 12.46% -6.99% 32.39% 21.41% 18.14% -6.00% 24.69% 15.92%
   LIPPER CONV. SEC. FUNDS AVERAGE  12.12% 14.16% -5.53% 29.39% 14.38% 15.68% -2.54% 20.81% 14.82%
   CONSUMER PRICE INDEX              4.42%  4.65%  6.11%  3.06%  2.90%  2.75%  2.67%  2.54%  3.32%

   PERCENTAGE (%)
   ROW: 1, COL: 1, VALUE: 0.0
   ROW: 2, COL: 1, VALUE: 15.89
   ROW: 3, COL: 1, VALUE: 26.28
   ROW: 4, COL: 1, VALUE: -2.89
   ROW: 5, COL: 1, VALUE: 38.74
   ROW: 6, COL: 1, VALUE: 22.02
   ROW: 7, COL: 1, VALUE: 17.79
   ROW: 8, COL: 1, VALUE: -1.76
   ROW: 9, COL: 1, VALUE: 19.38
   ROW: 10, COL: 1, VALUE: 15.05
   ROW: 11, COL: 1, VALUE: 0.0
   (LARGE SOLID BOX) CONVERTIBLE
   SECURITIES
       MERRILL LYNCH ALL CONVERTIBLE SECURITIES INDEX    is a market
capitalization index of domestic corporate convertible securities.
   The following information replaces similar information found in the "Investment Principles and Risks" section on page 10:
   The fund seeks high total return through a combination of current income and capital appreciation by investing in convertible securities. FMR normally invests at least 65% of the fund's total assets in these securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or its equivalent value at maturity. The fund may also invest in the other types of securities, including common stocks.
   The following information replaces similar information found under the heading "Securities and Investment Practices" in the "Investment Principles and Risks" section beginning on page 10.
       EQUITY SECURITIES    may include common stocks, preferred
stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
       RESTRICTIONS:    With respect to 75% of total assets, the fund
may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
       DIVERSIFICATION.    Diversifying a fund's investment portfolio
can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
       RESTRICTIONS:    With respect to 75% of its total assets, the
fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
   The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
   The following information replaces in its entirety information found under the heading "Fundamental Investment Policies and Restrictions" in the "Investment Principles and Risks" section beginning on page 10.
   FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
   Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
   The fund seeks a high level of total return through a combination of current income and capital appreciation. The fund seeks to achieve this objective by investing primarily in convertible securities.
   With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
   The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
   The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
   Loans, in the aggregate, may not exceed 33% of the fund's total assets.
   The following information replaces similar information found under the heading "Management Fee" in the "Breakdown of Expenses" section beginning on page 15.
   MANAGEMENT FEE
   UNDERSTANDING THE
   MANAGEMENT FEE
   The basic fee FMR receives is
   designed to be responsive to
   changes in FMR's total assets
   under management. Building
   this variable into the fee
   calculation assures
   shareholders that they will
   pay a lower rate as FMR's
   assets under management
   increase.
   Another variable, the
   performance adjustment,
   rewards FMR when the fund
   outperforms a specified
   securities index and reduces
   FMR's fee when the fund
   underperforms this index.
   (checkmark)
   The management fee is calculated and paid to FMR every month. The
amount of the fee is determined by taking a     BASIC FEE    and then
applying a     PERFORMANCE ADJUSTMENT   . The performance adjustment
either increases or decreases the management fee, depending on how well the fund has performed relative to a specified securities index.
   MANAGEMENT  =  BASIC  +/-  PERFORMANCE
   FEE            FEE         ADJUSTMENT

       THE PERFORMANCE ADJUSTMENT    rate is calculated monthly by
comparing the fund's performance over the most recent 36-month period to a specified securities index.
   Prior to December 1, 1998, the fund compared its performance to the Merrill Lynch Convertible Securities Ex Mandatory Index (formerly known as the Merrill Lynch Convertible Securities Index). Effective December 1, 1998, following the approval of its shareholders, the fund changed its comparative securities index to the Merrill Lynch All Convertible Securities Index and began to prospectively compare its performance to that index. Because performance adjustments are based on a rolling 36 month measurement period, the change to the new index will not be fully implemented until the expiration of a corresponding 36 month transition period. During the transition period, the fund's performance will be compared to a blended index return that reflects the performance of the new index for the portion of the 36 month performance measurement period subsequent to November 30, 1998 and the performance of the old index for the remainder of the period. At the conclusion of the transition period, the performance of the Merrill Lynch Convertible Securities Ex Mandatory Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Merrill Lynch All Convertible Securities Index.
   The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus).15% of the fund's average net assets over the performance period.
   The total management fee rate for the fiscal year ended November 30, 1997 was 0.46%.
SUPPLEMENT TO THE FIDELITY
CONVERTIBLE SECURITIES FUND
JANUARY 28, 1998
STATEMENT OF ADDITIONAL INFORMATION
   THE FOLLOWING INFORMATION REPLACES FUNDAMENTAL INVESTMENT LIMITATIONS (1) AND (4) IN THE "INVESTMENT LIMITATIONS AND POLICIES" SECTION ON PAGE 2.
   (1) The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
   (4) The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
   THE FOLLOWING INFORMATION SUPPLEMENTS THE FUNDAMENTAL INVESTMENT LIMITATIONS IN THE "INVESTMENT LIMITATIONS AND POLICIES" SECTION ON PAGE 2.
   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   THE FOLLOWING INFORMATION SUPPLEMENTS THE NON-FUNDAMENTAL INVESTMENT LIMITATIONS IN THE "INVESTMENT LIMITATIONS AND POLICIES" SECTION ON BEGINNING ON PAGE 2.
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND UNDER THE HEADING "PERFORMANCE COMPARISONS" IN THE "PERFORMANCE" SECTION BEGINNING ON PAGE 13.
   Convertible Securities may compare its performance to that of the Merrill Lynch All Convertible Securities Index, a market capitalization weighted index of domestic corporate convertible securities. To be included in the index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.
   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 20.
   The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
   THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE HEADING "MANAGEMENT FEE" IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 20.
       MANAGEMENT FEE.    For the services of FMR under the management
contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to a specified securities index.
   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
   The following is the fee schedule for the fund.
   GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

   AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL
   ASSETS           RATE        ASSETS          FEE RATE

    0 - $3 BILLION  .5200%       $ 0.5 BILLION  .5200%

    3 - 6           .4900         25            .4238

    6 - 9           .4600         50            .3823

    9 - 12          .4300         75            .3626

    12 - 15         .4000         100           .3512

    15 - 18         .3850         125           .3430

    18 - 21         .3700         150           .3371

    21 - 24         .3600         175           .3325

    24 - 30         .3500         200           .3284

    30 - 36         .3450         225           .3249

    36 - 42         .3400         250           .3219

    42 - 48         .3350         275           .3190

    48 - 66         .3250         300           .3163

    66 - 84         .3200         325           .3137

    84 - 102        .3150         350           .3113

    102 - 138       .3100         375           .3090

    138 - 174       .3050         400           .3067

    174 - 210       .3000         425           .3046

    210 - 246       .2950         450           .3024

    246 - 282       .2900         475           .3003

    282 - 318       .2850         500           .2982

    318 - 354       .2800         525           .2962

    354 - 390       .2750         550           .2942

    390 - 426       .2700

    426 - 462       .2650

    462 - 498       .2600

    498 - 534       .2550

    OVER 534        .2500

   The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $543 billion of group net assets - the approximate level for November 1997 - was 0.2947%, which is the weighted average of the respective fee rates for each level of group net assets up to $543 billion.
   The fund's individual fund fee rate is 0.20%. Based on the average group net assets of the funds advised by FMR for November 1997, the fund's annual basic fee rate would be calculated as follows:
        GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       BASIC FEE RATE

        0.2947%         +    0.20%                     =    0.4947%

   One-twelfth of this annual basic fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND UNDER THE HEADING "COMPUTING THE PERFORMANCE ADJUSTMENT" IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 22.
       COMPUTING THE PERFORMANCE ADJUSTMENT.    As a general matter,
the basic fee for Convertible Securities Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of a specified securities index over the same period. The performance period consists of the most recent month plus the previous 35 months.
   On November 18, 1998, shareholders approved an amendment to the fund's management contract that changed the comparative securities index used to calculate the performance adjustment from the Merrill Lynch Convertible Securities Ex Mandatory Index (formerly known as the Merrill Lynch Convertible Securities Index) (Prior Index) to the Merrill Lynch All Convertible Securities Index (Current Index). The amendment became effective on December 1, 1998. Under the terms of the amended contract, the Current Index is being implemented on a prospective basis. Because performance adjustments are based on a rolling 36 month measurement period, the Current Index will not be fully implemented until the expiration of a transition period that commenced with the amendment's effectiveness. During this transition period, the fund's performance will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the 36 month performance measurement period occurring on and after December 1, 1998 and the performance of the Prior Index for the remainder of the measurement period. For example, the performance adjustment for December 1998 would be calculated by comparing the fund's to a blended index return using the Prior Index's performance for the first 35 months of the measurement period and the Current Index's performance for the 36th month of the measurement period. For the following 35 months, an additional month of the Current Index's performance and one less month of the Prior Index's performance would be used in the calculation. At the conclusion of the transition period, the performance of the Prior Index would be eliminated from the performance adjustment calculation, and the calculation would include only the performance of the Current Index.

   Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of (plus/minus)7.50) is multiplied by a performance adjustment rate of 0.02%.
   The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
   The maximum annualized adjustment rate is (plus/minus)0.15% of the fund's average net assets over the performance period.
   The fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The records of the Prior and Current Indexes are based on changes in value and each is adjusted for any cash distributions from the companies whose securities compose the Index.
   Because the adjustment to the basic fee is based on the fund's performance compared to the blended investment records of the Prior and Current Indexes, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the indexes. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
   For the fiscal years ended     November 30   , 1997, 1996, and
1995, the fund paid FMR management fees of $4,993,000, $6,194,000 and $3,933,000, respectively. The amount of these management fees include both the basic fee and the amount of the performance adjustment, if
any. For the fiscal years ended     November 30   , 1997 and 1995, the
downward performance adjustments amounted to $390,000 and $1,041,000,
respectively. For the fiscal year ended     November 30   , 1996 the
upward performance adjustment amounted to $588,000.
   FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
   Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND UNDER THE HEADING "SHAREHOLDER AND TRUSTEE LIABILITY" IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 25.
       SHAREHOLDER AND TRUSTEE LIABILITY.    The trust is an entity of
the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
   THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE HEADING "VOTING RIGHTS" IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 25.
       VOTING RIGHTS.    Each fund's capital consists of shares of
beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires the vote of a majority of the outstanding shares of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. The Trustees may, however, reorganize or terminate the trust or any fund without prior shareholder approval. If not so terminated or reorganized, the trust and its funds will continue indefinitely. The fund may invest all of its assets in another investment company.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 20.
For providing investment advice and research services, fees paid to the sub-advisers by FMR for the past three fiscal years are shown in the table below.
   FISCAL YEAR ENDED  FMR U.K.   FMR FAR EAST
   NOVEMBER

   1997               $ 21,267   $ 18,901

   1996               $  28,039  $ 29,790

   1995               $ 16,602   $ 18,450


SUPPLEMENT TO THE FIDELITY
EQUITY-INCOME II FUND
JANUARY 28, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION SUPPLEMENTS THE FUNDAMENTAL INVESTMENT LIMITATIONS IN THE "INVESTMENT LIMITATIONS AND POLICIES" SECTION ON PAGE 2.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION SUPPLEMENTS THE NON-FUNDAMENTAL INVESTMENT LIMITATIONS IN THE "INVESTMENT LIMITATIONS AND POLICIES" SECTION BEGINNING ON PAGE 2.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 20.
FMR is the fund's manager pursuant to a management contract dated December 1, 1998, which was approved by shareholders on November 18, 1998.
Prior to December 1, 1998, FMR was the fund's manager pursuant to a management contract dated December 1, 1993, which was approved by shareholders on November 17, 1993.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE HEADING "MANAGEMENT FEE" IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 20.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
The following is the fee schedule for the fund.
GROUP FEE RATE               EFFECTIVE ANNUAL
SCHEDULE                     FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET      EFFECTIVE ANNUAL
ASSETS           RATE        ASSETS         FEE RATE

 0 - $3 BILLION  .5200%      $ 0.5 BILLION  .5200%

 3 - 6           .4900        25            .4238

 6 - 9           .4600        50            .3823

 9 - 12          .4300        75            .3626

 12 - 15         .4000        100           .3512

 15 - 18         .3850        125           .3430

 18 - 21         .3700        150           .3371

 21 - 24         .3600        175           .3325

 24 - 30         .3500        200           .3284

 30 - 36         .3450        225           .3249

 36 - 42         .3400        250           .3219

 42 - 48         .3350        275           .3190

 48 - 66         .3250        300           .3163

 66 - 84         .3200        325           .3137

 84 - 102        .3150        350           .3113

 102 - 138       .3100        375           .3090

 138 - 174       .3050        400           .3067

 174 - 210       .3000        425           .3046

 210 - 246       .2950        450           .3024

 246 - 282       .2900        475           .3003

 282 - 318       .2850        500           .2982

 318 - 354       .2800        525           .2962

 354 - 390       .2750        550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 OVER 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $543 billion of group net assets - the approximate level for November 1997 - was 0.2947%, which is the weighted average of the respective fee rates for each level of group net assets up to $543 billion.
The fund's individual fund fee rate is 0.20%. Based on the average group net assets of the funds advised by FMR for November 1997, the fund's annual basic fee rate would be calculated as follows:
        GROUP FEE        INDIVIDUAL FUND        BASIC FEE
        RATE             FEE RATE               RATE

        0.2947%     +    0.20%             =    0.4947%

One-twelfth of this annual basic fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND UNDER THE HEADING "SHAREHOLDER AND TRUSTEE LIABILITY" IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 24.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE HEADING "VOTING RIGHTS" IN THE "DESCRIPTION OF THE TRUST" SECTION BEGINNING ON PAGE 24.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires the vote of a majority of the outstanding shares of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. The Trustees may, however, reorganize or terminate the trust or any fund without prior shareholder approval. If not so terminated or reorganized, the trust and its funds will continue indefinitely. The fund may invest all of its assets in another investment company.

SUPPLEMENT TO THE FIDELITY
RETIREMENT GROWTH FUND
JANUARY 28, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION SUPPLEMENTS THE FUNDAMENTAL INVESTMENT LIMITATIONS IN THE "INVESTMENT LIMITATIONS AND POLICIES" SECTION ON PAGE 2.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION SUPPLEMENTS THE NON-FUNDAMENTAL INVESTMENT LIMITATIONS IN THE "INVESTMENT LIMITATIONS AND POLICIES" SECTION BEGINNING ON PAGE 2.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 19.
FMR is the fund's manager pursuant to a management contract dated December 1, 1998, which was approved by shareholders on November 18, 1998.
Prior to December 1, 1998, FMR was the fund's manager pursuant to a management contract dated December 1, 1993, which was approved by shareholders on November 17, 1993.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE HEADING "MANAGEMENT FEE" IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 19.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
The following is the fee schedule for the fund.
GROUP FEE RATE               EFFECTIVE ANNUAL
SCHEDULE                     FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET      EFFECTIVE ANNUAL
ASSETS           RATE        ASSETS         FEE RATE

 0 - $3 BILLION  .5200%      $ 0.5 BILLION  .5200%

 3 - 6           .4900        25            .4238

 6 - 9           .4600        50            .3823

 9 - 12          .4300        75            .3626

 12 - 15         .4000        100           .3512

 15 - 18         .3850        125           .3430

 18 - 21         .3700        150           .3371

 21 - 24         .3600        175           .3325

 24 - 30         .3500        200           .3284

 30 - 36         .3450        225           .3249

 36 - 42         .3400        250           .3219

 42 - 48         .3350        275           .3190

 48 - 66         .3250        300           .3163

 66 - 84         .3200        325           .3137

 84 - 102        .3150        350           .3113

 102 - 138       .3100        375           .3090

 138 - 174       .3050        400           .3067

 174 - 210       .3000        425           .3046

 210 - 246       .2950        450           .3024

 246 - 282       .2900        475           .3003

 282 - 318       .2850        500           .2982

 318 - 354       .2800        525           .2962

 354 - 390       .2750        550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 OVER 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $543 billion of group net assets - the approximate level for November 1997 - was 0.2947%, which is the weighted average of the respective fee rates for each level of group net assets up to $543 billion.
The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for November 1997, the fund's annual basic fee rate would be calculated as follows:
        GROUP FEE RATE       INDIVIDUAL FUND        BASIC FEE RATE
                             FEE RATE

        0.2947%         +    0.30%             =    0.5947%

One-twelfth of this annual basic fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
THE FOLLOWING INFORMATION REPLACES THE FIRST FOUR PARAGRAPHS FOUND UNDER THE HEADING "COMPUTING THE PERFORMANCE ADJUSTMENT" IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 19.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Retirement Growth Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND UNDER THE HEADING "SHAREHOLDER AND TRUSTEE LIABILITY" IN THE "DESCRIPTION OF THE TRUST" SECTION BEGINNING ON PAGE 23.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE HEADING "VOTING RIGHTS" IN THE "DESCRIPTION OF THE TRUST" SECTION BEGINNING ON PAGE 23.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires the vote of a majority of the outstanding shares of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. The Trustees may, however, reorganize or terminate the trust or any fund without prior shareholder approval. If not so terminated or reorganized, the trust and its funds will continue indefinitely. The fund may invest all of its assets in another investment company.